CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

AMENDMENT TO THE DISTRIBUTION AGREEMENT

This Amendment (the “Amendment”) to the Existing Agreement (as hereinafter defined), is made by and between ZO Skin Health, Inc., a California corporation, having its principal place of business at 9685 Research Drive, Irvine, CA 92618 (''ZO SKIN HEALTH"), and Cutera, Inc., a Delaware corporation, having its principal place of business at 3240 Bayshore Blvd., Brisbane, CA 94005 ("Distributor," and together with ZO SKIN HEALTH, the “Parties,” and each, a “Party”), effective as of June 14, 2021 (“Amendment Effective Date”).
WHEREAS, the Parties have entered into a Distribution Agreement, dated August 5, 2013, which was amended by an amendment effective August 21, 2013 (“August 2013 Amendment”) and an amendment effective January 25, 2021 (“January 2021 Amendment”) (collectively, the “Existing Agreement”); and
WHEREAS, the Parties hereto de sire to amend the Existing Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I.    Definitions.    Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.    Amendments to the Existing Agreement. As of the Amendment Effective Date, the Existing Agreement is hereby amended or modified as follows:

(a)    Section 1.3. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“1.3. “Channels of Distribution” means distribution through physicians’ offices and medical spas where a physician is on-site and responsible for administering of the Products; but, it excludes all other channels of distribution including non-physician owned medical spas (including salons), resort spas, mass merchants, warehouse clubs, traditional food and drug stores, web sites and e-tailers (e.g., drugstore.com, etc.). The Products and Related Products sold to Distributor under this Agreement may be resold over the internet through Distributor's website for the sole purpose of fulfilling orders of existing Customers. No other internet sales are authorized by this Agreement. Distributor agrees to establish and maintain appropriate measures to ensure that the Products and Related Products are only distributed within the Territory and sold pursuant to the terms of this Agreement."

(b)    Section 1.5. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“1.5. “Customer” means a physician office or a medical spa owned, at least in part, by a physician and, in either case, where a physician is regularly on-site and responsible for prescribing and administering the Products to patients; provided that said Customer also meets all of the following requirements: (i) uses the Products in servicing its patients; (ii) purchases the Products solely from the Distributor or an approved sub-distributor in the Territory; (iii) holds the Products for resale or for use by or on its patients; and sells the Products, solely within the Channels of Distribution and solely within the Territory.

(c)    Section 1.6. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“1.6. “Distributor Purchase Prices” means the prices payable by Distributor to ZO SKIN HEALTH as consideration for the purchase by Distributor of the Products and Related Products, as set forth in Exhibit A, as may be adjusted only in accordance with Section 6.7.

(d)    Section 2.6. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“2.6. Pricing. ZO SKIN HEALTH will provide Distributor from time-to-time in writing with a suggested price for the resale of the Products and Related Products to end-users (i.e., patients or other end-customers of Customers) (the “MSRP”). The MSRP is not binding, and neither Distributor, its sub-distributors or its Customers shall be obligated to sell any Products nor Related Products to end users at or above such MSRP. ZO SKIN HEALTH may increase the MSRP in its sole and absolute discretion, provided, that, unless otherwise agreed by the Parties:

(a)    such increases occur no more frequently than xxxx per calendar year; and

(b)    the amount of such increase shall not exceed, in the aggregate across all Products and Related Products, the greater of:

(i)    the percentage rate of increase for the immediately preceding 12-month period in the Consumer Price Index, All Urban Consumers, United States, All Items (1982 - 1984 = 100), as published by the Bureau of Labor Statistics of the United States Department of Labor or, if such index is not available, such other index as the parties may agree most closely resembles such index; and

Prior to increasing the MSRP, ZO SKIN HEALTH will engage in good faith discussions with Distributor to understand any potential negative impact on sales of Products in the Territory that may result from such increase in the MSRP.”

(e)    Section 3.1. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“3.1. Related Products. ZO SKIN HEALTH may from time to time offer products for sale related to the “ZO Medical” or “ZO Skin Health” product lines which are not listed in Exhibit A (“Related Products”). Such Related Products, new or not, may be unilaterally added to Exhibit A by ZO SKIN HEALTH at any time and shall thereafter become subject to this Agreement. If ZO SKIN HEALTH, in its sole discretion, chooses to offer such Related Products in the Territory during the Term of this Agreement, Distributor shall have the exclusive right, including with respect to ZO SKIN HEALTH, to promote, market, sell, and distribute such Related Products in the Territory within the Channels of Distribution. For purposes of clarification, ZO SKIN HEALTH shall not, directly or indirectly through any agents, representatives or distributors, except through Distributor hereunder, market, advertise, promote, sell or distribute the Products or Related Products in the Territory.”

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(f)    Section 4.1 (b) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Minimum Purchase Requirement. During the term of this Agreement, Distributor shall make at least the minimum purchases of Products and Related Products from ZO SKIN HEALTH as required by Exhibit A. Purchases counted toward the Minimum Purchase Requirement for any period provided for herein shall be based upon ZO SKIN HEALTH's net invoice prices for the Products and Related Products which are ordered by Distributor prior to the expiration of the applicable calendar year. For calendar years subsequent to those listed in Exhibit A, the Minimum Purchase Requirement for each such subsequent year of the Term shall be set at xxx of the Minimum Purchase Requirement for the year immediately preceding that particular year.”

(g)    Section 4.2. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“4.2. Promotion and Marketing. Distributor shall use commercially reasonable efforts to further the promotion, marketing, sale and distribution of the Products and Related Products in the Territory, including but not limited to, building brand awareness and value. During the term of this Agreement, the Distributor shall expend on a calendar year basis, for the advertising of the Products and Related Products in the Territory through media advertisements, public relations, promotions, merchandising, tradeshows, workshops, and displays (in each case as previously approved by ZO SKIN HEALTH in writing), not less than an amount equal to xxx of net sales of the Product and Related Products made during such calendar year by Distributor and its sub-distributors, at the discretion of the Distributor. The cost of general media (including agency fees, production fees and cooperative advertising); over-labeling logistics costs, gift-with-purchase; promotion displays and their installation costs; public relations activities; samples and testers; incentive programs intended to drive revenue and Collateral Materials may be applied toward the minimum advertising expenditure required above. Distributor shall upon written request provide ZO SKIN HEALTH with photographs, ad copy, and all other relevant documents relating to its public relations efforts. ZO SKIN HEALTH may, in its reasonable discretion, prepare promotional programs for the Products and Related Products in the Territory and Distributor agrees to cooperate with ZO SKIN HEALTH in sales or promotional programs prepared by ZO SKIN HEALTH. Distributor shall not make, nor permit its sub-distributors to make, any materially misleading or untrue statements concerning the Products or Related Products. In addition:

(a)    Distributor shall maintain an office and well-trained staff to promote the sale of the Products and Related Products, and to solicit orders for them, and to timely train Customers on the Products and Related Products and ZO SKIN HEALTH protocols, within the Territory.

(b)    Distributor shall provide full and accurate advice and assistance to Customers when soliciting orders for Products and Related Products, consistent with the ZO sales and technical literature.

(c)    Distributor shall handle promptly, efficiently, courteously and properly all inquiries, quotations, correspondence, orders and complaints in connection with the Products and Related Products.

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(d)    Distributor shall promptly inform ZO SKIN HEALTH of any complaints that it receives that are of either a material or a recurring nature and shall promptly inform ZO SKIN HEALTH of all adverse event complaints that it receives regarding the Products and Related Products.

(e)    Distributor shall use its best commercial effort to ensure that the location and display of the Products and Related Products in each location in which the Products and Related Products are sold in the Territory will be at least as favorable as the location of any similar or competitive products.

(t) Distributor shall ensure that the Products and Related Products will not be displayed or promoted in any manner or environment which misleadingly suggests that they are related to the Obagi® brand of products or the products of any other company or that Dr. Zein Obagi promotes or is related to Obagi Medical Products, Inc. or its products, or any other company or its products.

(g)    If Distributor shall be affiliated with any Customer of the Products and Related Products, Distributor shall not favor such Affiliate over any other Customer.

(h)    Distributor shall make no representation, guarantee or warranty, either express or implied, with respect to any Product or Related Product, beyond those contained in ZO SKIN HEALTH approved package labels and products instructions, without the express written consent of ZO SKIN HEALTH or as otherwise required by the laws of the jurisdiction in which the Products and Related Products are offered for sale in the Territory. Distributor shall not have the right, power or authority to make any representation, guarantee or warranty on behalf of ZO SKIN HEALTH. Distributor shall not make or cause to be made or authorize any modifications or additions to the Products or Related Products without the express prior written consent of ZO SKIN HEALTH.

(i)    Distributor shall at all times keep and maintain at its office set forth above accurate accounts and records of all transactions pe1taining to the Products and Related Products and to this Agreement. All such accounts and records shall be retained by Distributor during the term of this Agreement and for a period of three (3) years after the date of any termination of this Agreement and, upon mutual consent of the Parties, shall be subject to examination and audit by ZO SKIN HEALTH or its authorized representative, upon ten (10) business days’ notice during normal business hours and no more than once per calendar quarter. Distributor shall at all times promptly make available to ZO SKIN HEALTH such of its records as are necessary for ZO SKIN HEALTH to fulfill any recall or other obligation it deems necessary under any applicable law, rule or regulation and such obligations shall survive and continue after termination of this Agreement.”

(h)    Section 4.3. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

"4.3. Competing Products. During the term of this Agreement, Distributor shall not sell, distribute, market, advertise or solicit purchase orders for any product that is competitively positioned in the Territory with ZO SKIN HEALTH's products, including without limitation, the Products and Related

1 The Obagi® trademark is a trademark of Obagi Medical Products, Inc. and is not affiliated with ZO SKIN HEALTH in any way. ZO SKIN HEALTH claims no ownership to the Obagi® trademark.

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Products. The term “competitively positioned” refers to medical and cosmeceutical skin care products marketed and sold through the Channels of Distribution, a list of currently known competitively positioned products is attached as Exhibit F to this Amendment and shall be modified by ZO SKIN HEALTH from time to time. Except as provided above, Distributor shall promptly terminate any sub distributor who without the written consent of the Parties sells, distributes, markets, advertises or solicits purchase orders for any product that is competitively positioned with ZO’s Products in the Territory. Distributor shall advise ZO in writing of (i) any known or suspected duplication of the Products, (ii) competitors in the Territory competing with the Products, and (iii) any change in regulations and/or practices within the Territory affecting the use of the Products. Distributor and its sub-distributors, if applicable, shall at all times make ZO’s Products the primary focus of their marketing and sales efforts.

(i)    Section 4.5. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“4.5. Governmental Requirements. Subject to the terms of this Agreement, Distributor shall, and shall require its sub-distributors to: (i) comply with all applicable laws and regulations of the United States and the Territory, including but not limited to, export laws and restrictions and regulations of the United States Department of Commerce or other United States or foreign agency or authority, and shall not export, or participate in any transaction which may involve the export or re-export of any Products or Related Products in violation of any such restrictions, laws or regulations; (ii) assist ZO SKIN HEALTH in obtaining any required registrations, licenses and permits for the Products and Related Products and the marketing, sale and distribution of the Products and Related Products in the Territory by supplying such documentation or information as may be reasonably requested by ZO SKIN HEALTH; and (iii) obtain and maintain during the term of this Agreement all governmental approvals and licenses necessary to import the Products and Related Products into the Territory. If any governmental registration, license, or approval for the marketing, sale and distribution of the Products is required, Distributor shall obtain ZO SKIN HEALTH’s written approval prior to commencing any registration or approval process. Unless otherwise required by applicable law, all registrations, licenses and approvals for the Products and Related Products and the distribution of the Products and Related Products in the Territory shall be in the name of and shall be solely owned by ZO SKIN HEALTH. ZO SKIN HEALTH will reimburse Distributor for any pre-approved and reasonable fees for assistance in obtaining such registrations, licenses and approvals that are in ZO SKIN HEALTH’s name or that are transferred to ZO SKIN HEALTH on termination of this Agreement. Distributor shall provide ZO SKIN HEALTH with a copy of all registrations, licenses and approvals obtained or received for the Products and Related Products and for the distribution of the Products and Related Products in the Territory within thirty (30) calendar days of Distributor’s receipt of each such registration, license and approval. Should Distributor, either prior to this Agreement or at any time after execution of this Agreement, obtain a registration, license or approval for the Products and Related Products or for the distribution of the Products and Related Products in the Territory, Distributor agrees to immediately take the appropriate action to transfer such registration, license or approval to ZO SKIN HEALTH as required above and as is consistent with the spirit and intent of this section 4.5. In furtherance of, but without limiting the foregoing, Distributor represents that it has read, understood and will comply and cause its sub-distributors to comply with the anti-bribery provisions of the U.S. Foreign Corrupt Practices Act. Distributor covenants and agrees that it shall promptly notify ZO SKIN HEALTH of any disciplinary action or change in status with regard to any license, permit or authorization required by law. For its part, ZO SKIN HEALTH recognizes the need for the Distributor to comply with all local legal requirements and that from time to time such legislation may prevent the Distributor from fully complying with one or other terms of this Agreement. In such cases, providing sufficient evidence is

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provided, ZO SKIN HEALTH will not deem a failure to comply with that term or condition a breach of this Agreement. In the event any of the Products or Related Products are not able to receive a governmental registration as a result of Product ingredients or labeling, ZO SKIN HEALTH and Distributor shall cooperate to explore options for alternate ingredients and/or labeling, taking into consideration the costs incurred by ZO SKIN HEALTH to formulate and manufacture an additional Product, the number of SKUs and the expected volume of sales of said Products in the Territory and elsewhere. Ultimately, ZO SKIN HEALTH has the unilateral discretion to decide whether to re formulate the Products for sale in the Territory or to remove the Products from distribution within the Territory. Distributor’s obligation to diligently pursue all necessary governmental registrations shall be a material term of this Agreement and, if breached, as determined solely in ZO SKIN HEALTH’s reasonable discretion, ZO SKIN HEALTH shall have the right, but not the obligation, to terminate this Agreement.

(j) Section 4.7. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“4.7. Marketing Materials. Distributor shall ensure that all of its marketing materials at all times comply with the latest ZO SKIN HEALTH sales and technical literature. All marketing materials created by a Party shall be reviewed and responded to in writing within 15 business days by the other Party. The Parties agree to consult in good faith to resolve any issues relating to such materials, however ZO SKIN HEALTH has the sole right to reject, in its discretion, any Distributor marketing materials solely related to ZO SKIN HEALTH. If Distributor's marketing materials contain promotional materials related to both Parties' products, ZO SKIN HEALTH shall have the right to approve all marketing materials, however, such approval shall not be unreasonably withheld. Such marketing materials shall contain copyright, trademark and accreditation notices as prepared by ZO SKIN HEALTH in accordance with applicable laws. An approved sub-distributor shall not be permitted to create any marketing materials with respect to Products or Related Products. Further, the name “ Obagi” may only be used to sell, market, or advertise products or services if “Obagi” is part of the phrase “by Zein Obagi, M.D.” and so long as the phrase “by Zein Obagi, M.D.” appears in a font size not materially different than the proportional relationship to the font size of “ZO SKIN HEALTH” that is shown in Exhibit C, which may be modified by ZO SKIN HEALTH from time to time. Notwithstanding the foregoing, ZO SKIN HEALTH may terminate Distributor’s right to use the name “Obagi” at any time upon written notice to Distributor. Under no circumstances shall the name “Obagi” be used as part of any domain name or other designation or branding of Distributor or its business. Any violation of the requirements set forth in the foregoing clauses of this Section 4.7 shall be considered a material breach of this Agreement. Notwithstanding the foregoing, any marketing materials that consistent, in all material respects, with marketing materials previously reviewed by the other Party, need not be submitted for review absent any material changes.

In addition to the foregoing, Distributor shall:

(a)    Ensure that at least one(!) marketing person on Distributor's staff attends brand training at least one ( l) time per year;

(b)    Ensure that every marketing, sales and management person participates in ZO SKIN HEALTH brand and marketing webinars;

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(c)    Maintain up-to-date software as required by ZO SKIN HEALTH to utilize ZO SKIN HEALTH sales and technical literature, including without limitation marketing collateral;

(d)    Distributor shall actively participate in social media to advertise, market and promote Products consistent with the ZO SKIN HEALTH sales and technical literature to the extent available in the Territory. This includes using ZO SKIN HEALTH provided social media materials and translating them for use in the Territory (not all materials must be used). Further, Distributor shall respond to all social media direct messaging in a timely fashion. In the event other, non-social-media, digital or electronic marketing opportunities are utilized by ZO SKIN HEALTH, then Distributor shall likewise participate in such digital or electronic marketing opportunities to the extent they exist in the Territory;

(e)    Provide ZO SKIN HEALTH with marketing collateral forecasts from time to time as requested by ZO SKIN HEALTH. Distributor’s provision of the above-mentioned forecast shall not be interpreted as a commitment from Distributor to buy or take any of the marketing collateral, unless otherwise agreed to in writing by the Parties; provided, that, ZO SKIN HEALTH may refuse to ship marketing collateral to Distributor, in ZO's sole discretion, in the event they exceed any forecast in order to ensure availability of marketing collateral to other territories, including the United States; and

(f)    Ensure participation in such other mandatory brand and marketing training as offered by ZO SKIN HEALTH.”

(k)    Section 4.10. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“4.10. Free Goods and Discounts. During the term of this Agreement, ZO SKIN HEALTH will provide to Distributor: (a) xx of Net Sales worth as Free Goods and Related Products and collaterals, and (b) a xx discount on the Distributor Purchase Prices of Products and Related Products set forth in Exhibit A. Free Goods allowances and discounts will be calculated on each order and shall not roll over from one order to the next, or from one year to the next."

(I)    Section 6.7. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“6. 7. Price Changes: Notification. Distributor Purchase Prices offered to Distributor are and shall remain based on standard distributor discounts from current US pricing through the end of calendar year 2021. The parties agree that ZO SKIN HEALTH may thereafter, in its sole discretion, increase the Distributor Purchase Price; provided, that the Distributor Purchase Price of a Product or Related Product will not exceed an amount equal to

(m)    Section 6.10. of the Existing Agreement is hereby deleted and replaced in its entirety with the following:

“6.10. Product Changes. ZO SKIN HEALTH, with no less than sixty (60) days’ prior written notice to Distributor, may:

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(a)    alter the specifications for any Products or Related Products, subject to Distributor’s prior written confirmation that Distributor has obtained the required regulatory approval from the governmental authorities of the applicable territories;

(b)    discontinue the development of any new Products, whether or not such new Products have been announced publicly;

(c)    discontinue the sale of any Products, provided that, upon any such discontinuance of a Product that accounts for at least ten (10)% of Distributor's aggregate sales of Products for the proceeding three (3) month period, ZO SKIN HEALTH shall reduce Distributor's Minimum Purchase Requirements by a prorated amount based upon the proportion of Distributor's sales attributable to such Product; and

(d)    commence the development and distribution of new Products and Related Products which may make any current Products or Related Products obsolete, provided that, in the event that any such development or distribution results in a Product that accounts for at least ten (10)% of Distributor's sales for the proceeding three (3) month period becoming obsolete, ZO SKIN HEALTH shall reduce Distributor’s Minimum Purchase Requirements by a prorated amount based upon the proportion of Distributor's sales attributable to such Product.

(n)    Section 7.l. of the Existing Agreement is hereby deleted and replaced in its entirety with the following:

“7. l. Products and Related Products Prices. Subject to the provisions of Sections 6.8 and 6.9 above, ZO SKIN HEALTH may adjust the Distributor Purchase Price only as expressly permitted in Section 6.7.

(o)    Section 7.3. of the Existing Agreement is hereby deleted and replaced in its entirety with the following:

“7.3. Delinquent Accounts. All amounts due and owing to ZO hereunder, but not paid by Distributor when due (the “Delinquent Amount”), shall become immediately due and owing. ZO will hold all shipments until the Delinquent Amount is paid in full. The Delinquent Accounts shall, for the first thirty (30) days of delinquency (the “Initial Delinquency”), bear interest at the rate of the lesser of:
(i)    four points (e.g., if the prime rate is 2.5%, then the interest will be 6.5%) per annum above the then applicable prime interest rate announced by the Wall Street Journal for 90-day U.S. dollar loans to prime commercial customers in the United States (or a similar prime rate selected by ZO if said rate is no longer quoted); or (ii) the maximum lawful interest rate permitted under California law to Distributor. Any Delinquent Accounts not paid following the Initial Delinquency shall bear interest at the lesser of (x) eighteen percent (18%) per annum or (y) the highest rate permitted by California law to Distributor, until paid. Such interest shall compound on the first day of each calendar month. Timely payment is a material term of this Agreement. Failure by Distributor to pay any amount due when due shall excuse ZO from its obligation to ship any further Products and shall subject Distributor to immediate termination of this Agreement at ZO's option.”

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(p)    Section 8.1. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“8.1. Term. This Agreement shall continue in effect until three (3) years from the Amendment Effective Date (the “Amended Term”), unless otherwise terminated pursuant to the provisions of this Agreement. Upon expiration of the Amended Term, this Agreement shall automatically renew for two additional successive one (1) year terms unless either Party provides written notice of nonrenewal at least ninety (90) days prior to the end of the then-current term (each a “Renewal Term” and together with the Amended Term, the “Final Renewal Term”, unless sooner terminated as provided in Section 8.2, collectively define the “Term”). If the Term is renewed for any Renewal Terms pursuant to this Section, the terms and conditions of this Agreement during each such Renewal Term shall be the same as the terms and conditions in effect immediately prior to such renewal. If either Party provides timely notice of its intent not to renew this Agreement, then, unless otherwise sooner terminated in accordance with its terms, this Agreement shall terminate on the expiration of the then-current Term.

(a)    Any reference to “the term of this Agreement” or “the term of the Agreement” contained in the Existing Agreement will mean and refer to the “Term” as defined in Section 8.1 of this Amendment.

(b)    If the Parties continue to have a business relationship pursuant to this Agreement after the expiration of the Final Renewal Term, either Party may thereafter terminate the relationship, without cause, by giving the other Party thirty (30) days’ advance written notice of the termination.”

(q)    Section 8.3. is hereby deleted in its entirety and replaced with the following:

“8.3. Rights Upon Termination. Upon termination or expiration of this Agreement, subject to Distributor's sell-off rights as set forth herein: (a) all of Distributor's rights granted hereunder shall immediately cease; (b) Distributor shall deliver to ZO SKIN HEALTH, or at ZO SKIN HEALTH’s direction shall destroy any and all language translations of ZO SKIN HEALTH's sales and technical literature and materials in Distributor’s possession or control, the costs of which shall be borne by the Party whose breach of the Agreement caused the termination, if applicable, otherwise such costs shall be borne by ZO SKIN HEALTH; (c) ZO SKIN HEALTH may, at its option, repurchase the remainder of Distributor’s existing inventory of Products and Related Products at the prices Distributor offers such Products and Related Products to its Customers, provided that, if ZO SKIN HEALTH does not exercise such option, Distributor shall have the right to, in accordance with the applicable terms and conditions of this Agreement, sell off its existing inventory of Products and Related Products (and to retain and use related sales and technical literature and materials and other documents and ZO SKIN Health Proprietary Information as reasonably required in support of such sell-off); (d) Distributor shall immediately return to ZO SKIN HEALTH all other ZO SKIN HEALTH property, including, but not limited to, all original documents and copies which contain ZO SKIN HEALTH Proprietary Information; (e) Distributor shall deliver to ZO SKIN HEALTH such documents and instruments as ZO SKIN HEALTH may reasonably request in connection with termination or expiration of this Agreement, including, but only if the Parties agree to terminate the Agreement or Distributor terminates the Agreement without cause, the list of Customers that the Products and Related Products were sold to within the Territory, but in no case shall this exceed the requirements of Section 4.2(i); (f) Distributor shall take all action necessary to transfer, assign and convey to ZO SKIN HEALTH all governmental registrations relating to the Products and Related Products, import of the Products and Related Products, and the marketing, sale and distribution of the Products and Related Products in exchange for

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reimbursement of such expenses as necessary to facilitate this transfer, assignment or conveyance; and
(g) except for those items necessary for the purpose of selling any remaining inventory, Distributor shall remove from all of its facilities all signs, billboards and other similar items bearing any of the ZO SKIN HEALTH Marks or identifying Distributor as an authorized distributor of ZO SKIN HEALTH or the Products and Related Products and, within a reasonable period of time following such termination, withdraw or cancel any registrations or filings with governmental authorities relating to Distributor’s use of any of the ZO SKIN HEALTH Marks. Except as required for Distributor’s performance of obligations under this Section 8.3 and exercise of its right to sell any remaining inventory, upon expiration or earlier termination of this Agreement, Distributor shall immediately cease and desist from any further use of Proprietary Information of ZO SKIN HEALTH.

(r) Section 10.1. is hereby deleted in its entirety and replaced with the following:

"10.1. Limited Warranties. Distributor represents and warrants to ZO SKIN HEALTH that (a) Distributor has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) Distributor (and its authorized signatory) has the necessary corporate power, authority and legal capacity to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof;
(c)    Distributor has all required licensing, and is authorized, to sell pharmaceutical products in the Territory; (d) this Agreement has been duly executed and delivered by Distributor and constitutes Distributor's legal, enforceable and binding obligations; (e) Distributor's execution and performance of this Agreement will not conflict with the terms or conditions of any other agreement or contract to which Distributor is a party or is otherwise bound; (f) no approval, action or authorization by any governmental authority or agency is required for Distributor’s execution and performance hereof (except for governmental certifications, registrations, licenses and approvals for the marketing, sale and distribution of the Products and Related Products in the Territory) which has not already been obtained; and (g) Distributor shall comply with all laws and regulations, including all governmental certifications, governmental regulations, licenses and approvals, with respect to the marketing, sale and distribution of the Products and Related Products.”

(s)    Section 14.1. is hereby deleted in its entirety and replaced with the following:

“14.1. Use of the ZO SKIN HEALTH Marks. ZO SKIN HEALTH hereby grants to Distributor, and Distributor hereby accepts from ZO SKIN HEALTH, a nonexclusive, nontransferable, royalty-free license to use the ZO SKIN HEALTH Marks set forth on Exhibit C hereto, solely in connection with the marketing, distribution, promotion, advertising and sale of the Products and Related Products in the Territory and in accordance with any ZO SKIN HEALTH standards and instructions, and for no other purpose. ZO SKIN HEALTH may inspect and monitor Distributor’s use of the ZO SKIN HEALTH Marks. Distributor shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of the ZO SKIN HEALTH Marks or oppose any such registration by ZO SKIN HEALTH. Distributor is not granted any right, title or interest in the ZO SKIN HEALTH Marks other than the foregoing limited license, and Distributor shall not use the ZO SKIN HEALTH Marks as part of Distributor's business entity or trade name or permit any third party to do so. Distributor agrees to safeguard and maintain the reputation and prestige of the ZO Marks and will not do anything that would tarnish the image of or adversely impact the value, reputation or goodwill associated with the ZO SKIN HEALTH Marks. Distributor will never attempt to dilute, directly or indirectly, the value of the goodwill attached to the ZO SKIN HEALTH Marks nor to counsel, procure, or assist anyone else to do the same. If, in ZO SKIN HEALTH's reasonable determination, the use of a ZO SKIN

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HEALTH Mark in connection with the Products will infringe or potentially infringe upon the rights of any third party or weakens or impairs ZO SKIN HEALTH’s rights in the ZO SKIN HEALTH Marks, then upon notice from ZO SKIN HEALTH, Distributor will immediately terminate or modify such use in accordance with ZO SKIN HEALTH’s instructions, and Distributor will have no rights of damages, offset, or right to terminate this Agreement as a result thereof. Distributor shall strictly comply with all intellectual property use guidelines and policies of ZO SKIN HEALTH provided to Distributor from time to time.”

(t)    Section 14.5. is hereby deleted in its entirety and replaced with the following:

“14.5. Distributor Web Sites. Notwithstanding anything herein to the contrary, Distributor shall not operate an Internet site that references any of the Products or Related Products or the ZO SKIN HEALTH Marks (“Distributor Web Site”) without the prior written consent of ZO SKIN HEALTH, not to be unreasonably withheld. In consideration of ZO SKIN HEALTH allowing Distributor to reference the Products and Related Products or use the ZO SKIN HEALTH Marks in the Distributor Web Site, ZO SKIN HEALTH may provide, and Distributor shall post upon mutual agreement on the Distributor Web Site within the Territory, mandatory content, including but not limited to privacy policies, terms of use, copyright and trademark notices, and graphics and trademark policies. Subject to ZO SKIN HEALTH’s prior written consent, Distributor shall prominently provide on the home page of the Distributor Web Site within the Territory a link to ZO SKIN HEALTH’s Internet site in location, style, size and manner specified by ZO SKIN HEALTH. Notwithstanding anything in this Agreement to the contrary, Distributor shall not register, nor knowingly authorize any other person or entity to register, any domain name, digital media account or social media name, account name, nickname or similar that includes, in part or whole, any of the ZO SKIN HEALTH Marks or the name or description of any Products, without the prior written consent of ZO SKIN HEALTH, which may be refused in ZO SKIN HEALTH's sole discretion and, if granted, Distributor shall comply with all stipulations required by ZO SKIN HEALTH.”

(u)    Section 16.2. is hereby deleted in its entirety and replaced with the following:

“16.2. Assignment. Neither Party shall assign or otherwise transfer, including by operation of law, its rights or obligations under this Agreement without the prior written consent of the other Party, except that a Party may assign this Agreement and all of its rights and obligations hereunder without such prior written consent to the acquirer or successor in connection with a change of operating control of such Party or the sale of substantially all of the business assets of such Party, or the acquisition of a controlling interest in the stock of a Party by a third party (each, a “Change of Control”), provided, however, that if Distributor enters into a Change of Control transaction with a competitor of ZO SKIN HEALTH, Distributor shall be required to obtain the written consent of ZO SKIN HEALTH in connection therewith, or ZO SKIN HEALTH shall have the right in its sole discretion to terminate this Agreement at any time subsequent to such Change of Control.

(v) Exhibit F is hereby deleted in its entirety and replaced with Exhibit F attached to this Amendment.

3.    Date of Effectiveness: Limited Effect. This Amendment will become effective as of the date first written above (the “Amendment Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the

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amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Amendment Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4.    Miscellaneous.

(a)    This Amendment is governed by and construed in accordance with, the laws of the State of California, without regard to the conflict of laws provisions of such State.

(b)    This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c)    The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)    This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)    This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[REMAINDER OF THIS SECTION SHALL REMAIN BLANK!

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

Title: President & CEO

CUTERA, INC.

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EXHIBIT F

Competing Products

•    xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
•    xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
•    xxxxxxxxxxxxxxxxxxxxxxxx
•    xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx)
•    xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
•    xxxxxxx
•    xxxxxxx
•    xxxx
•    xxxxxx
•    xxxxxx
•    xxxxxx
•    xxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxxx
•    xxxx xxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxx
•    xxxxxx
•    xxxxxx
•    xxx
•    xxxx xxxxxxx
•    xxxxx
•    xxxxxxxxxx
•    xxxxxx

* This list is non-exhaustive and may be updated by ZO from time to time.

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